CAPITAL ADVISORS GROWTH FUND Investor Class CIAOX Summary Prospectus April 30, 2022 www.capadvfunds.com

Before you invest, you may want to review the Capital Advisors Growth Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated April 30, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://capadvfunds.com/pages/how-to-invest. You can also get this information at no cost by calling 1-866-205-0523 or by sending an email request to debrak@capitaladv.com.

Investment Objective

Capital Advisors Growth Fund (the “Fund”) seeks to achieve long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held 7 days or less)	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.70%
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(2)	1.02%
Less: Fee Waiver(3)	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver	1.01%

(1)Management Fees have been restated to reflect a new breakpoint effective February 2, 2022.
(2)Total Annual Fund Operating Expenses do not correlate to the “Ratio of Expenses to Average Net Assets Before Fee Waivers” found in the Financial Highlights of the statutory prospectus, which reflects the Fund’s operating expenses and does not include expenses attributed to acquired fund fees and expenses (“AFFE”).
(3)Capital Advisors, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 1.00% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least April 29, 2023, and may only be terminated by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”).

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a

5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$324	$562	$1,247

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of domestic (U.S.) companies. The Fund may also invest in securities of foreign companies that are publicly traded in the U.S., including in American Depositary Receipts (“ADRs”). Under normal conditions, the Fund invests at least 65% of its total assets in common stocks of companies that the Advisor believes have the potential for long-term growth of capital. The Advisor uses the growth style of investing. Growth stocks are equity securities of companies that have or are expected to have above-average earnings growth.

The Fund buys and sells stocks based on the Advisor’s research, and focuses on characteristics that the Advisor believes allow a company to grow at an above-average rate for an extended period of time, including: dominant position within its industry; sustainable competitive advantage; shareholder oriented management philosophy; strong brand or franchise value; operating within a definable growing market; and strong research and development.

The Fund will consider selling stocks in its portfolio when the stock reaches its target, fundamentals supporting the stock’s value deteriorate, and/or better investment alternatives exist.

The Fund may also invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective. There is the risk that you could lose money on your investment in the Fund. The following are the principal risks that could adversely affect the value of your investment in the Fund.

•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
•Equity Securities Risk – The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.
•Growth-Style Investing Risk – Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
•Management Risk – The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends and select stocks.
•Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

•Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

Who May Want to Invest in the Fund?

The Fund may be appropriate for investors who:
•Are pursuing a long-term goal such as retirement;
•Want to add an investment with growth potential to diversify their investment portfolio; or
•Are willing to accept higher short-term risk along with a higher potential for long-term growth.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund from year to year. The table shows how the Fund’s average annual returns for the 1-year, 5-year and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.capadvfunds.com or by calling the Fund toll-free at 1-866-205-0523.

Calendar Year Total Returns as of December 31

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 22.56% for the quarter ended June 30, 2020, and the lowest quarterly return was -15.23% for the quarter ended December 31, 2018.

Average Annual Total Returns (For the periods ended December 31, 2021)	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	21.60%	18.28%	14.95%
Return After Taxes on Distributions	18.85%	16.44%	13.51%
Return After Taxes on Distributions and Sale of Fund Shares	14.72%	14.44%	12.18%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Advisor. Capital Advisors, Inc. is the investment advisor to the Fund.

Portfolio Managers. Keith C. Goddard, CFA, CEO and Chief Investment Officer and Steven V. Soranno, CFA, CAIA and Director of Equity Research are the co-portfolio managers primarily responsible for the day-to-day management of the Fund. Mr. Goddard has managed the Fund since April 2001. Mr. Soranno has managed the Fund since January 2018.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Capital Advisors Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-866-205-0523 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$5,000	$250
Retirement Plan Accounts	$500	$100
Automatic Investment Plan	$1,000	$100

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as an IRA or 401(k) plan. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.